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                             WEITZ SERIES FUND, INC.









                        Government Money Market Portfolio

                                QUARTERLY REPORT

                                December 31, 1995




                          One Pacific Place, Suite 600
                              1125 South 103 Street
                              Omaha, NE  68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX
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                            WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO
                      DECEMBER 31, 1995 -- QUARTERLY REPORT






                                             January 17, 1996




Dear Shareholder:

     Short-term interest rates declined slightly in the 4th quarter, and our 7-day and 30-day yields slipped to 4.9% (after expenses). My guess is that short rates will continue to move lower, but in any event, our fund's yield will track closely with Treasury bill rates.

                                             Best regards,

                                             /s/ Wallace R. Weitz

                                             Wallace R. Weitz
                                             President




Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the U.S. Government and there can be no assurance that it will maintain a steady net asset value of $1.00.



                                        2
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                             WEITZ SERIES FUND, INC.
                        GOVERNMENT MONEY MARKET PORTFOLIO

                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1995
                                   (UNAUDITED)




                                                                    COST, WHICH
 FACE                                                               APPROXIMATES
AMOUNT                             DESCRIPTION                      MARKET VALUE
------                             -----------                      ------------

            U.S. GOVERNMENT AND AGENCY SECURITIES - 100.2%
$1,250,000    U.S. Treasury Bill 5/16/96                            $1,226,147
 3,500,000    Federal Farm Credit Bank Discount Note 2/01/96         3,483,076
                                                                    ----------
                    Total U.S. Government and Agency Securities      4,709,223
                                                                    ----------

            SHORT-TERM SECURITIES - 0.3%
    13,899    Norwest Treasury Money Market Fund, 4.8%                  13,899
                                                                    ----------

                    Total Investments in Securuties                  4,723,122*
                                                                    ----------

            Other Assets Less Liabilities - (0.5%)                     (22,434)
                                                                    ----------

                    Total Net Assets - 100.0%                       $4,700,688
                                                                    ----------
                                                                    ----------







*Also approximates cost for federal income tax purposes


                                        3
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                             WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
     Carroll E. Fredrickson
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Wallace R. Weitz

OFFICERS
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

INVESTMENT ADVISER
     Wallace R. Weitz & Company

DISTRIBUTOR
     Weitz Securities, Inc.

CUSTODIAN
     Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
     Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies, and other information.